FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): June 3, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

Item 5: OTHER EVENTS

     Beginning July 7, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended June 3, 1995 (fiscal May), together with projected financial information for similar periods as contained in the Company's plan for the year ending January 27, 1996 (the "Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunc-tion with the Company's Form 10-K for fiscal 1994 and Form 10-Q for the first quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated June 8, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the five weeks and
                            18 weeks ended June 3, 1995 (fiscal May)

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date: July 6, 1995                  By:/s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                                       MAY INCOME STATEMENTS
(Amounts in 000's)

                                                     1995            1995       |      1994
                                                      MAY             MAY       |       MAY
                                                     ACTUAL           PLAN      |      ACTUAL
                                                                                |
                                                                                |
Gross Sales                                          67,905          66,711     |      67,437
Less: Lease department sales                          2,310           2,373     |       2,406
Net Sales                                            65,595          64,338     |      65,031
                                                                                |
FIFO Gross Margin                                    15,890          16,444     |      16,181
 % to Sales                                           24.22%          25.56%    |       24.88%
                                                                                |
Leased Department Income                                475             466     |         392
SG&A                                                 15,364          15,455     |      15,018
________________________________________________________________________________|____________
EBITDA - PRE-LIFO                                     1,001           1,455     |       1,555
________________________________________________________________________________|____________
Depreciation & Amortization                            (265)           (256)    |         795
Interest Expense                                        604             480     |         643
LIFO Expense (Benefit)                                   50             100     |          82
Reorganization Costs                                   -               -        |       1,677
Non-cash Income Tax Expense (Benefit)                   233             430     |        -
________________________________________________________________________________|____________
NET INCOME (LOSS)                                       379             701     |      (1,642)
________________________________________________________________________________|____________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the periods prior to
           May, 1995.  The Fresh Start accounting reduces depreciation and amortization expense by approximately $960 a period.
Note (3):  The Company believes that it is critical to be in stock on advertised merchandise and has significantly improved its in stock position.  This has resulted in higher promotional sales; however, this has also resulted in higher promotional markdowns with a corresponding decrease in gross margin.

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                                MAY YTD INCOME STATEMENTS
(Amounts in 000's)

                                                     1995            1995       |      1994
                                                      MAY             MAY       |       MAY
                                                      YTD             YTD       |       YTD
                                                     ACTUAL           PLAN      |      ACTUAL
                                                                                |
                                                                                |
Gross Sales                                          227,312         226,118    |      242,020
Less: Lease department sales                           7,427           7,490    |        7,920
Net Sales                                            219,885         218,628    |      234,100
                                                                                |
FIFO Gross Margin                                     52,978          53,532    |       58,726
 % to Sales                                            24.09%          24.49%   |        25.09%
                                                                                |
Leased Department Income                               1,589           1,580    |        1,692
SG&A                                                  50,850          50,941    |       55,199
________________________________________________________________________________|____________
EBITDA - PRE-LIFO                                      3,717           4,171    |        5,219
________________________________________________________________________________|____________
Depreciation & Amortization                            1,547           1,556    |        3,270
Interest Expense                                       1,330           1,206    |        2,427
LIFO Expense (Benefit)                                  (314)           (264)   |          254
Reorganization Costs                                   3,847           3,847    |       60,458
Non-cash Income Tax Expense (Benefit)                    233             430    |         -
________________________________________________________________________________|____________
 NET INCOME (LOSS)                                    (2,926)         (2,604)   |      (61,190)
________________________________________________________________________________|____________

Note (1):  The 1995 actual and planned results are for 106 stores.  1994 actual results are for 113 stores.
Note (2):  Reorganization Costs for 1994 included a $55,000 provision to close 59 stores in the second quarter of 1994.
Note (3):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the periods prior to May, 1995.  The Fresh Start accounting reduces depreciation and amortization expense by approximately $960 a period.

Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                                      BALANCE SHEETS
(Amounts in 000's)

                                                     1995            1995       |       1994
                                                      MAY            MAY        |       MAY
                                                     ACTUAL          PLAN       |      ACTUAL
                                                                                |
            ASSETS                                                              |
CASH                                                     639             700    |        2,311
INVENTORIES                                          186,209         178,765    |      211,913
OTHER CURRENT ASSETS                                  18,330          17,210    |       27,533
                                                     _______         _______    |      ______
TOTAL CURRENT ASSETS                                 205,178         196,675    |      241,757
                                                                                |
NET PROPERTY                                             273             772    |       40,002
                                                                                |
LONG TERM ASSETS                                        -               -       |        7,048
                                                                                |
TOTAL ASSETS                                         205,451         197,447    |      288,807
                                                     =======         =======    |      =======
                                                                                |
        LIABILITIES & EQUITY                                                    |
ACCOUNTS PAYABLE                                      29,750          29,379    |       27,731
SHORT-TERM DEBT                                       67,639          65,143    |       12,350
OTHER CURRENT LIABILITIES                             33,657          27,994    |       72,135
                                                     _______         _______    |      _______
  TOTAL CURRENT LIABILITIES                          131,046         122,516    |      112,216
                                                                                |
PRE-PETITION CLAIMS                                     -               -       |      212,587
EXCESS OF ASSETS OVER VALUE                           31,755          31,755    |         -
OTHER LIABILITIES                                      5,614           5,631    |        7,302
DEFERRED INCOME                                        1,424           1,414    |        1,797
STOCKHOLDERS' EQUITY (DEFICIT)                        35,612          36,131    |      (45,095)
                                                                                |
TOTAL DEBT & EQUITY                                  205,451         197,447    |      288,807
                                                     =======         =======    |      =======

Note (1):  The 1995 actual and planned inventories are for 113 stores, including
           7 that will be closed during the second quarter of 1995. The 1994 inventories are for 172 stores, including 59 stores that were closed in the second quarter of 1994.
Note (2):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                             MAY YTD CHANGES IN CASH
(Amounts in 000's)

                                                     1995            1995       |      1994
                                                      MAY             MAY       |       MAY
                                                      YTD             YTD       |       YTD
                                                     ACTUAL          PLAN       |      ACTUAL
                                                                                |
                                                                                |
Net earnings (loss)                                   (2,926)         (2,604)   |      (61,190)
Closed store provision                                  -               -       |       55,000
Non-cash income tax expense (benefit)                    233             430    |         -
Other                                                  1,232           1,229    |        3,214
                                                     _______         _______    |      _______
CASH PROVIDED (USED) BY OPERATIONS                                              |
BEFORE ASSET & LIABILITY CHANGES                      (1,461)           (945)   |       (2,976)
                                                                                |
(Inc.) dec. in  Inventories                          (41,210)        (33,314)   |       (9,017)
Inc. (dec.) in Accounts Payable                        6,242           6,098    |      (12,570)
All other                                             (7,936)         (6,688)   |       10,850
                                                     _______         _______    |      _______
CASH PROVIDED (USED) BY OPERATIONS                   (44,365)        (34,849)   |      (13,713)
                                                                                |
INVESTING ACTIVITIES                                    (779)         (1,187)   |          271
                                                                                |
FINANCING ACTIVITIES                                                            |
Proceeds (payments) of pre-petition claims           (28,891)        (33,016)   |       (7,750)
Proceeds (payments) of short-term debt                67,039          64,543    |       12,350
Capital lease payments                                  (332)           (393)   |         (801)
Other                                                  6,617           4,252    |           (1)
                                                     _______         _______    |      _______
CASH PROVIDED (USED) BY FINANCING                     44,433          35,386    |        3,798
                                                                                |
(DECREASE) INCREASE IN CASH                             (711)           (650)   |       (9,644)
                                                     ========        ========   |      ========

Note (1):  The 1995 actual and planned net losses are for 106 stores.  The 1994 actual net loss is for 113 stores.
Note (2):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q dated
           April 29, 1995, and are therefore not comparable to the periods prior to May, 1995.